Exhibit 99.2

SECOND ADDENDUM TO
SIXTH AMENDED AND RESTATED SERVICE AGREEMENT

This Second Addendum to that certain Sixth Amended and Restated Service Agreement (the "Addendum") effective as of the 1st day of April, 2025 (the “Effective Date”), is entered into by and between Comenity Bank (“Bank”), a Delaware state bank, with its principal place of business at One Righter Parkway, Suite 100, Wilmington, Delaware 19803 and Comenity Servicing LLC (“Servicer”), a Texas limited liability company with its principal place of business at 3095 Loyalty Circle, Columbus, OH 43219.

RECITALS

WHEREAS, Bank and Servicer entered into that certain Sixth Amended and Restated Service Agreement as of January 1, 2025, (the “Agreement”) to outsource certain services to Servicer; and

WHEREAS, Bank and Servicer desire to modify certain Services and Performance Standards set forth in Appendix A and Appendix B to the Agreement.

NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, Bank and Servicer agree as follows:

1. Appendix A and Appendix B Section Headings.
a. The Section Heading for Appendix A, Section I is hereby deleted in its entirety and replaced with the following:

“SECTION I: SERVICES APPLICABLE TO ALL COMENITY BANK PRODUCTS”

b. The Section Heading for Appendix B, Section I is hereby deleted in its entirety and replaced with the following:

“SECTION I: PERFORMANCE STANDARDS APPLICABLE TO ALL COMENITY BANK PRODUCTS”

2. Services. Bank and Servicer agree to amend the Services set forth in Appendix A to the Agreement, such that certain Services are hereby added and deleted as set forth in further detail in Exhibit A hereto.

3. Performance Standards. Bank and Servicer agree to amend the Performance Standards set forth in Appendix B to the Agreement, such that certain Performance Standards are hereby added as set forth in further detail in Exhibit B hereto.

Second Addendum to
Sixth Amended and Restated Service Agreement
Comenity Servicing LLC / Comenity Bank

4. Miscellaneous. Capitalized terms not otherwise defined in this Addendum shall have the meanings assigned to them in the Agreement. Other than as set forth above and in Exhibit A and Exhibit B hereto, the parties agree that the Agreement, as amended by this Addendum, shall continue in full force and effect. The parties may execute this Addendum in one or more counterparts, each of which shall be deemed an original, but all of which shall constitute but one and the same instrument.

Second Addendum to
Sixth Amended and Restated Service Agreement
Comenity Servicing LLC / Comenity Bank

IN WITNESS WHEREOF, the parties have caused this Addendum to be executed by their authorized officers effective as of the date first written above.

Comenity Bank

By: /s/ Baron Schlachter
Name: Baron Schlachter
Title: President

Comenity Servicing LLC

By: /s/ Tammy McConnaughey
Name: Tammy McConnaughey
Title: President

Second Addendum to
Sixth Amended and Restated Service Agreement
Comenity Servicing LLC / Comenity Bank

EXHIBIT A

1.    Additions. Set forth below is an additional Service, which shall be incorporated into Appendix A to the Agreement.

SECTION I: SERVICES APPLICABLE TO ALL COMENITY BANK PRODUCTS

Service Category	Service Description	Amended/ Added
BSA/AML
•    Support day-to-day functions of the Compliance function in the areas of BSA/AML/OFAC, to ensure all regulatory requirements are met.
•    Initiate review of Watch List Filtering, Suspicious Activity Monitoring, and OFAC alerts.
•    Support reporting for senior Bank management, committees and boards as requested.
•    Analyze account and customer activity to determine if Currency Transaction Reports (CTRs) are warranted.
•    Prepare and support CTRs reporting to senior bank management, committees, and boards.
Added

2.    Deletions. Set forth below are Services which shall be deleted from Appendix A to the Agreement.

SECTION I: SERVICES APPLICABLE TO ALL COMENITY BANK PRODUCTS

Service Category	Service Description	Deleted
Compliance Management System	• Perform transactional testing and monitoring activities to identify and report on relevant issues and process improvement opportunities.	Deleted
Model Risk Management
•    Perform model development activities, including new models and changes to existing models as needed, including the CECL Model.
•    Complete model monitoring as scheduled, and provide reporting of monitoring results, including the CECL Model.
•    Follow Model Governance Framework.
•    Maintain all required documentation.
•    Other FLOD model services, as requested.
Deleted
Second Addendum to
Sixth Amended and Restated Service Agreement
Comenity Servicing LLC / Comenity Bank
A-1

EXHIBIT B

1.    Additions. Set forth below are additional Performance Standards to existing Performance Standards, all of which shall be incorporated into Appendix B to the Agreement.

SECTION I: PERFORMANCE STANDARDS APPLICABLE TO ALL COMENITY BANK PRODUCTS

Service Category	Performance Standard	Measuring Period	Amended/ Added
BSA/AML	1st Level Watch List Filtering (WLF) Alerts: • 100% of Watch List Filtering Alerts completed within 75 calendar days of alert generation.	M	Added
	1st Level Suspicious Activity Monitoring (SAM) Alerts: • 100% of Transaction Monitoring Alerts completed within 30 calendar days of alert generation.	M	Added
	OFAC Real Time Alerts: • 100% of OFAC Real Time Alerts completed within 6 calendar days of alert generation.	M	Added

Second Addendum to
Sixth Amended and Restated Service Agreement
Comenity Servicing LLC / Comenity Bank
B-1